Second Quarter 2009 Investor Presentation Exhibit 99.1

New York Community Bancorp, Inc. Page 2
Forward-looking Statements and Associated Risk
Factors
This presentation, like many written and oral communications presented by New York Community Bancorp, Inc. and our authorized officers, may contain certain forward-looking statements regarding our prospective performance and strategies within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as
amended. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of
1995, and are including this statement for purposes of said safe harbor provisions.
Forward-looking statements, which are based on certain assumptions and describe future plans, strategies, and expectations of the Company, are generally identified by use of the words
“anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “project,” “seek,” “strive,” “try,” or future or conditional verbs such as “will,” “would,” “should,” “could,” “may,” or similar expressions.
Our ability to predict results or the actual effects of our plans or strategies is inherently uncertain. Accordingly, actual results may differ materially from anticipated results.
There are a number of factors, many of which are beyond our control, that could cause actual conditions, events, or results to differ significantly from those described in our forward-looking statements. These factors include, but are not limited to: general economic conditions and trends, either nationally or in some or all of the areas in which we and our customers conduct our respective businesses; conditions in the securities and real estate markets or the banking industry; changes in interest rates, which may affect our net income, prepayment penalty income, and other future cash flows, or the market value of our assets, including our investment securities; changes in real estate values, which could impact the quality of the assets securing the loans in our portfolio; changes in the quality or composition of our loan or securities portfolios; changes in competitive pressures among financial institutions or from non-financial institutions; changes in our customer base or in the financial or operating performances of our customers’ businesses; changes in the demand for our deposit, loan, and investment products and other financial services in the markets we serve; changes in deposit flows and wholesale borrowing facilities; changes in our credit ratings or in our ability to access the capital markets; changes in our estimates of future reserves based upon the periodic review thereof under relevant regulatory and accounting requirements; changes in our capital management policies, including those regarding business combinations, dividends, and share repurchases, among others; our ability to retain key members of management; changes in legislation, regulation, policies, or administrative practices, whether by judicial, governmental, or legislative action, including, but not limited to, those pertaining to banking, securities, taxation, rent regulation and housing, environmental protection, and insurance, and the ability to comply with such changes in a timely manner; changes in accounting principles, policies, practices, or guidelines; changes in the monetary and fiscal policies of the U.S. Government, including policies of the U.S. Treasury and the Federal Reserve Board of Governors; our timely development of new lines of business and competitive products or services in a changing environment, and the acceptance of such products or services by our customers; operational issues stemming from, and/or capital spending necessitated by, the potential need to adapt to industry changes in information technology systems, on which we are highly dependent; any interruption or breach of security resulting in failures or disruptions in customer account management, general ledger, deposit, loan, or other systems; any interruption in customer service due to circumstances beyond our control; potential exposure to unknown or contingent liabilities of companies we have acquired or target for acquisition; the outcome of pending or threatened litigation, or of other matters before regulatory agencies, or of matters resulting from regulatory exams, whether currently existing or commencing in the future; environmental conditions that exist or may exist on properties owned by, leased by, or mortgaged to the Company; war or terrorist activities; and other economic, competitive, governmental, regulatory, and geopolitical factors affecting our operations, pricing, and services.
For a discussion of these and other risks that may cause actual results to differ from expectations, please refer to our Annual Report on Form 10-K for the year ended December 31, 2008, including the section entitled “Risk Factors,” and our Quarterly Reports on Form 10-Q for the quarters ended March 31, 2009, September 30, 2008, and June 30, 2008, on file with the U.S.
Securities and Exchange Commission (the “SEC”).
In addition, it should be noted that we routinely evaluate opportunities to expand through acquisition and frequently conduct due diligence activities in connection with such opportunities. As a result, acquisition discussions and, in some cases, negotiations, may take place at any time, and acquisitions involving cash, debt, or equity securities may occur.
Furthermore, the timing and occurrence or non-occurrence of events may be subject to circumstances beyond our control.
Readers are cautioned not to place undue reliance on the forward-looking statements contained herein, which speak only as of the date of this presentation. Except as required by applicable law or regulation, we undertake no obligation to update these forward-looking statements to reflect events or circumstances that occur after the date on which such statements were made.
Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995

With assets of $32.9 billion at 6/30/09:

- We are the 24th largest bank holding company in the nation and operate the 2nd largest public thrift. [a]

With a portfolio of $16.2 billion at 6/30/09:

- We are a leading producer of multi-family loans for portfolio in New York City. [a]

With deposits of $14.4 billion at 6/30/09, we operate:

- the 4th largest thrift depository in our market [a] ; and
- the 15th largest commercial bank depository. [a]

In New York, we operate:

- the 2nd largest thrift depository in Queens, Nassau, Richmond, and Suffolk Counties. [a]

In New Jersey, we operate:

- the 4th largest thrift depository in Essex County [a];
- the 5th largest thrift depository in Union County [a];
- the 6th largest thrift depository in the seven NJ counties we serve, combined. [a]

New York Community Bancorp, Inc. Page 3 We are a leading financial institution in the competitive Metro New York/New Jersey region. (a) SNL Financial as of 8/3/09

2nd Quarter 2009 Performance Highlights

New York Community Bancorp, Inc. Page 5
In 2Q 2009, we generated strong operating earnings
metrics.
Our Performance Highlights: 2Q 2008 2Q 2009
Y-O-Y
Change
Significant operating earnings growth
(a)
$75,116 $89,053
18.6%
Substantial operating EPS growth
(a)
$0.23 $0.26
13.0%
Significant margin expansion 2.54%
(b)
3.06% 52 bp
Higher net interest income $170,197
(b)
$217,585
27.8%
Improved operating efficiency
(c)
40.14% 36.72% 342 bp
(dollars in thousands, except per share data)
(a) Please see page 39 for a reconciliation of our GAAP and operating earnings.
(b) Excludes the impact of a $39.6 million debt repositioning charge on $700.0 million of wholesale borrowings in 2Q 2008, which reduced our net interest margin to
1.94% and increased our average cost of borrowed funds and average cost of interest-bearing liabilities to 5.59% and 4.26%, respectively.  Please see pages 37 and 38 for a reconciliation of our 2Q 2008 net interest income (GAAP) and adjusted net interest income (non-GAAP) and the related GAAP and non-
GAAP measures.
(c) Please see page 34 for a reconciliation of our GAAP and operating efficiency ratios.

New York Community Bancorp, Inc. Page 6
Our asset quality measures continued to exceed
those of our industry peers.
At or for the Three Months Ended 6/30/09
Asset Quality: NYB SNL Bank & Thrift Index
(a)
NCOs / average loans 0.04% 0.73%
NPLs / total loans 1.49% 3.04%
NPAs / total assets 1.04% 2.72%
NCOs / loan loss allowance 9.69% 23.92%
(a) SNL Financial as of 8/3/09

New York Community Bancorp, Inc. Page 7
(dollars in thousands) 2Q 2008 1Q 2009 2Q 2009
Linked-quarter
Increase
(Decrease)
Y-O-Y
Increase
(Decrease)
Average balance of loans $20,478,132 $22,108,647 $22,382,786 1.2% 9.3%
Average yield on loans 6.07% 5.83% 5.75% (8) bp (32)bp
Average yield on interest-earning assets 5.90 5.66 5.65 (1) bp (25)bp
Prepayment penalty income $8,153 $1,227 $2,064 68.2% (74.7)%
Net interest margin 2.54% (a) 2.89% 3.06% 17 bp 52 bp
Average cost of borrowed funds 4.34 (a) 3.71 3.77 6 bp (57) bp
Average cost of interest-bearing deposits 2.84 2.07 1.71 (36) bp (113) bp
Average cost of CDs 4.13 3.35 2.84 (51) bp (129) bp
Average cost of interest-bearing liabilities 3.61 (a) 2.93 2.76 (17) bp (85) bp
The expansion of our net interest margin has been driven
by loan growth and a reduction in our funding costs.
(a) Excludes the impact of a $39.6 million debt repositioning charge on $700.0 million of wholesale borrowings in 2Q 2008, which reduced our net interest margin to 1.94% and increased our average cost of borrowed funds and average cost of interest-bearing liabilities to 5.59% and 4.26%, respectively.  Please see pages 37 and 38 for a reconciliation of our 2Q 2008 net interest income (GAAP) and adjusted net interest income (non-GAAP) and the related GAAP and non-
GAAP measures.

New York Community Bancorp, Inc. Page 8
Both of our bank subsidiaries are well capitalized institutions:
6/30/09
Community Bank Commercial Bank
Leverage capital ratio
7.00% 12.19%
Tier 1 risk-based capital ratio 10.16% 12.20%
Total risk-based capital ratio 10.62% 12.70%
We continue to maintain strong tangible capital measures:
Our quarterly cash dividend has increased 90-fold since we initiated payments in 3Q 1994.
In July 2009, we declared our 22nd consecutive quarterly cash dividend of $0.25 per share.
(a) Please see page 35 for a reconciliation of our GAAP and non-GAAP capital measures.
(dollars in billions)
6/30/09
Tangible stockholders’
equity
(a)
$1.7
Tangible equity / tangible assets
(a)
5.59%
Tangible equity / tangible assets excluding
accumulated
other comprehensive loss, net of tax
(a)
5.83%
The strength of our capital position has enabled us
to pay a strong dividend.

The origination of multi-family loans:

- $870.9 million of multi-family loans originated in 1H 2009.

The maintenance of strong credit standards, resulting in asset quality measures that compare favorably with our peers:

- Net charge-offs represented 0.06% of average loans in 1H 2009.

The efficient operation of our Company and our branch network:

- Our operating efficiency ratio has historically ranked in the top 5% of all banks and thrifts. [a][b]

The growth of our business through accretive mergers and acquisitions:

- We completed eight acquisitions from 2000 to 2007.

New York Community Bancorp, Inc. Page 9
Our total return to shareholders increased at a compound
annual growth rate of 31.3% between our IPO and 6/30/09.
We have a consistent business model that focuses
on building value while building the Company.
(a) Please see page 34 for a reconciliation of our GAAP and operating efficiency ratios.
(b) SNL Financial

Our Business Model: Multi-family Lending

$1,348
$9,839
$12,854
$14,529
$14,055
$15,726
$16,223
12/31/99
12/31/04
12/31/05
12/31/06
12/31/07
12/31/08
6/30/09

Portfolio statistics at 6/30/09:

- % of total loans = 71.2%
- Average principal balance = $3.9 million
- Average loan-to-value ratio = 61.1%
- Expected weighted average life = 3.7 years
- 2Q 2009 originations = $553.1 million
- % of total loans originated in 2Q 2009 = 54.8%

Terms:

- Years 1-5: Fixed rate at a spread above the 5-year CMT
- Years 6-10:
  - Option 1 – Annually adjustable rate at a spread above prime; or
  - Option 2 – Fixed rate at a spread above the fixed advance rate of the FHLB-NY plus 1 point of the then-outstanding loan balance;
  - Both – floor equal to the fixed rate in years 1-5

Prepayment penalties:

- Range from 5 points to 1 point in years 1-5, and again in years 6-10 when Option 2 (fixed rate) is taken
- Recorded as interest income

New York Community Bancorp, Inc. Page 11 (in millions) Multi-family Loan Portfolio Multi-family loans have grown at a CAGR of 29.9% since 12/31/99.

$96
$2,141
$2,888
$3,114
$3,826
$4,551
$4,773
12/31/99
12/31/04
12/31/05
12/31/06
12/31/07
12/31/08
6/30/09

Portfolio statistics at 6/30/09:

- % of total loans = 21.0%
- Average principal balance = $2.7 million
- Average loan-to-value ratio = 54.3%
- Expected weighted average life = 3.4 years
- 2Q 2009 originations = $231.4 million
- % of total loans originated in 2Q 2009 = 22.9%

Terms:

- Years 1-5: Fixed rate at a spread above the 5-year CMT
- Years 6-10:
  - Option 1 – Annually adjustable rate at a spread above prime; or
  - Option 2 – Fixed rate at a spread above the fixed advance rate of the FHLB-NY plus 1 point of the then-outstanding loan balance;
  - Both – floor equal to the fixed rate in years 1-5

Prepayment penalties:

- Range from 5 points to 1 point in years 1-5, and again in years 6-10 when Option 2 (fixed rate) is taken
- Recorded as interest income

New York Community Bancorp, Inc. Page 12 (in millions) Commercial Real Estate Loan Portfolio Our commercial real estate loans feature the same structure as our multi-family loans.

Our Business Model: Asset Quality

1.27%
0.76%
0.00%
1.50%
0.73%
0.04%
1.17%
0.66%
0.07%
0.68%
0.41%
0.00%
1.63%
0.56%
0.03%
1.46%
0.40%
0.06%
1990
1991
1992
2007
2008
1H 2009

New York Community Bancorp, Inc. Page 14
Net Charge-offs / Average Loans
NYB Net Charge-offs: $22,000 $222,000 $458,000 $6.1 million $431,000
We continue to be distinguished by our low level of
net charge-offs.
$14.3 million
NYB SNL Bank and Thrift Index
(a)
SNL Thrift Index
(a)
(a) SNL Financial as of 8/3/09

Non-performing Loans / Total Loans

3.57%
3.20%
0.21%
3.58%
3.41%
0.16%
3.04%
3.47%
0.11%
1.18%
2.17%
0.11%
2.19%
1.92%
0.51%
3.04%
2.90%
1.49%
12/31/90
12/31/91
12/31/92
12/31/07
12/31/08
6/30/09

New York Community Bancorp, Inc. Page 15
The quality of our loan portfolio has consistently
exceeded that of our industry.
NYB SNL Bank and Thrift Index
(a)
SNL Thrift Index
(a)
(a) SNL Financial as of 8/3/09

66.33%
64.26%
56.16%
48.88%
49.52%
23.92%
11.20%
9.72%
9.69%
6.62%
1.41%
0.49%
1990
1991
1992
2007
2008
2Q 2009

New York Community Bancorp, Inc. Page 16
Net Charge-offs / Average Loan Loss Allowance
Our charge-offs typically represent a smaller percentage of
our loan loss allowance compared to our industry peers.
NYB SNL Bank and Thrift Index
(a)
(a) SNL Financial as of 8/3/09

New York Community Bancorp, Inc. Page 17
Historically, few of our non-performing loans have resulted in charge-offs.
At or for the Twelve Months Ended December 31, At or for the Six
Months Ended
June 30, 2009 1990 1991 1992 2007 2008
NPLs / Total Loans
2.48% 2.10% 2.42% 0.11% 0.51% 1.49%
NCOs / Average Loans 0.00% 0.04% 0.07% 0.00% 0.03% 0.06%
Difference 248 bp 206 bp 235 bp 11 bp 48 bp 143 bp
Loan Loss Allowance / NPLs 12.94% 24.78% 36.17% 418.4% 83.00% 28.83%

Conservative Underwriting

- Conservative loan-to-value ("LTV") ratios
- Minimum debt coverage ratio: 120%, except for commercial real estate ("CRE") loans: 130%
- Multi-family and CRE loans are based on the *lower* of economic or market value.

Active Board Involvement

- All loans are approved by the Mortgage or Credit Committee (a majority of the Board of Directors).
- A member of the Mortgage or Credit Committee participates in inspections on multi-family loans in excess of $4.0 million, and CRE and construction loans in excess of $2.5 million.

Multiple Appraisals

- All properties are appraised by independent appraisers.
- All independent appraisals are reviewed by in-house appraisal officers.

Reduced Lending in Higher-risk Portfolios

- Since 3Q 2007, acquisition, development, and construction ("ADC") loans have generally consisted of advances that were committed prior to the weakening of the economy.
- ADC, 1-4 family, and other loans declined 22.8% in 2008 and 7.0% in 1H 2009.

New York Community Bancorp, Inc. Page 18 The quality of our assets reflects the nature of our multi-family lending niche and our strong underwriting standards.

New York Community Bancorp, Inc. Page 19
While NPLs have increased in the wake of the economic crisis, they represent a nominal percentage of our loan portfolio.
Loan Type
Non-Performing Loans
as a Percent of Total Loans at
June 30, 2009
Multi-family 0.70%
Commercial real estate 0.30
Acquisition, development, and construction 0.35
Commercial and industrial 0.08
One- to four-family 0.06
Other 0.00
Total loan portfolio 1.49%

Our Business Model: Efficiency

Efficiency Ratio

59.12%
57.69%
59.20%
61.37%
63.52%
58.10%
21.46%
28.86%
37.59%
41.18%
38.89%
36.72%
2004
2005
2006
2007
2008
2Q 2009

New York Community Bancorp, Inc. Page 21
Our operating efficiency ratio was 36.72% (a) in 2Q 2009, well below the SNL Bank and Thrift Index efficiency ratio of 58.10%.
(b)
(a) Please see page 34 for a reconciliation of our GAAP and operating efficiency ratios.
(b) SNL Financial as of 8/3/09
NYB
(a)
SNL Bank and Thrift Index
(b)

Our Business Model: Growth through Acquisitions

New York Community Bancorp, Inc. Page 23
Queens County
Savings Bank,
forebear of
New York
Community
Bank, is
established in
Queens.
April 1859 1
Public trading
of New York
Community
Bancorp
shares begins.
Nov. 1993 3
Merger-of-
equals with
Richmond
County
Financial Corp.
(RCBK).
July 2001 5
We acquire
Long Island
Financial Corp.
(LICB) and
establish
New York
Commercial
Bank.
Dec. 2005 7
Our holding
company,
New York
Community
Bancorp, is
established.
April 1993
2
We acquire
Haven
Bancorp, Inc.
(HAVN).
Nov. 2000
4
Merger with
Roslyn
Bancorp, Inc.
(RSLN).
Oct. 2003
6
We acquire
Atlantic Bank
of New York
(ABNY).
April 2006
8
We acquire
PennFed
Financial
Services, Inc.
(PFSB).
April 2007 9
We acquire the
NYC branch
network of
Doral Bank,
FSB (Doral).
July 2007
10
We acquire
Synergy
Financial
Group, Inc.
(SYNF).
Oct. 2007 11
We have completed eight acquisitions since 2000.

New York Community Bancorp, Inc. Page 24
(a) Please see pages 35 and 36 for reconciliations of our GAAP and non-GAAP capital measures.
Our growth has been driven by organic loan production and our earnings-accretive acquisition strategy.
(dollars in billions) 12/31/99
w/ HAVN
12/31/00
w/ RCBK
12/31/01
w/ RSLN
12/31/03
w/ LICB
12/31/05
w/ ABNY
12/31/06
w/ PFSB,
Doral, &
SYNF
12/31/07 6/30/09
Number of branches 14 86 120 139 152 166 217 214
Multi-family loans $1.3 $1.9 $3.3 $  7.4 $12.9 $14.5 $14.1 $16.2
Total loans 1.6 3.6 5.4 10.5 17.0 19.7 20.4 22.8
Total assets 1.9 4.7 9.2 23.4 26.3 28.5 30.6 32.9
Core deposits 0.4 1.4 3.0 6.0 6.9 6.7 6.3 8.3
Total deposits 1.1 3.3 5.5 10.4 12.2 12.7 13.2 14.4
Tangible stockholders’ equity (a) 0.1 0.2 0.3 0.9 1.3 1.4 1.6 1.7
Tangible equity / tangible assets (a) 7.19% 4.12% 3.65% 3.97% 5.19% 5.47% 5.83% 5.59%
Tangible equity / tangible assets
excluding accumulated other
comprehensive loss, net of tax (a) 7.19% 4.11% 3.60% 4.13% 5.41% 5.72% 5.90% 5.83%

$13,396
$7,081
$17,029
$5,637
$19,653
$4,926
$20,363
$5,744
$22,192
$5,901
$22,777
$5,639

New York Community Bancorp, Inc. Page 25
(dollars in millions)
% of Total
Assets:
12/31/05 12/31/06
29.5% 55.7% 21.4% 64.8% 17.3% 69.0%
12/31/07 12/31/04
18.8% 66.6%
6/30/09
Loans
Securities
12/31/08
18.2% 68.4%
We typically convert the cash flows from the post-merger sale of acquired assets into securities and then into loans.
17.2% 69.3%

$40
$388
$658
$787
$5,918
$3,752
$906
$6,015
$5,247
$1,195
$5,554
$5,945
$1,348
$4,975
$6,913
$1,128
$6,451
$6,797
$1,126
$7,181
$6,047
12/31/99
12/31/04
12/31/05
12/31/06
12/31/07
12/31/08
6/30/09

New York Community Bancorp, Inc. Page 26
Total deposits: 31.2% CAGR
Core deposits:  36.6% CAGR
Demand deposits: 42.1% CAGR
(in millions)
CDs
NOW, MMAs, and Savings
Demand deposits
Deposits
Total Deposits: $10,457 $12,168 $12,694 $13,236 $14,376
Our deposit growth has been largely acquisition-
driven.
$14,354 $1,086

Manhattan
Essex
Hudson
Union
Queens
Brooklyn
New York
Middlesex
Monmouth
Mercer
New Jersey
Ocean

New York Community Bancorp, Inc. Page 27
Largely reflecting our acquisition strategy, we currently have
160 locations in New York and 54 in New Jersey.
BRANCH LOCATIONS (#)
COMMUNITY BANK COMMERCIAL BANK
Queens County Savings Bank (34)
New York Commercial Bank (19)
Roslyn Savings Bank (56)
Atlantic Bank (17)
Richmond County Savings Bank (22)
Roosevelt Savings Bank (8)
New York Community Bank (4)
Garden State Community Bank (54)

New York Community Bancorp, Inc. Page 28
(dollars in thousands)
NASSAU COUNTY, NY
Rank Institution Deposits
Market
Share
1 JPMorgan Chase & Co. $11,479,033 22.46%
2 Citigroup Inc. 7,371,145 14.42
3 Capital One Financial Corp. 6,250,802 12.23
4 Astoria Financial Corp. 5,091,063 9.96
5 New York Community 4,828,319 9.45
6 Toronto-Dominion Bank 2,827,814 5.53
7 Bank of America Corp. 2,497,138 4.88
8 HSBC Holdings plc 1,969,135 3.85
9 Signature Bank 1,167,206 2.28
10
Apple Financial Holdings 981,144 1.92
Total for Institutions in Market $51,119,564 100.00%
QUEENS COUNTY, NY
Rank Institution Deposits
Market
Share
1 JPMorgan Chase & Co. $  8,495,835 20.81%
2 Citigroup Inc. 5,912,224 14.48
3 Capital One Financial Corp. 4,676,184 11.45
4 Astoria Financial Corp. 3,098,407 7.59
5 HSBC Holdings plc 2,716,071 6.65
6 New York Community 2,697,586 6.61
7 Toronto-Dominion Bank 1,645,740 4.03
8 Ridgewood Savings Bank 1,531,279 3.75
9 Flushing Financial Corp. 1,178,542 2.89
10 Banco Santander S.A. 926,882 2.27
Total for Institutions in Market $40,831,431 100.00%
SUFFOLK COUNTY, NY
Rank Institution Deposits
Market
Share
1 Capital One Financial Corp. 25.11%
2 JPMorgan Chase & Co 8,348,047 22.90
3 Astoria Financial Corp. 3,055,514 8.38
4 Citigroup Inc. 3,049,335 8.37
5 HSBC Holdings plc 2,321,344 6.37
6 New York Community 1,832,850 5.03
7 Bank of America Corp. 1,534,788 4.21
8 Toronto-Dominion Bank 1,360,738 3.73
9 Suffolk Bancorp 1,219,170 3.34
10 Smithtown Bancorp 998,244 2.74
Total for Institutions in Market $36,453,093 100.00%
RICHMOND COUNTY, NY
Rank Institution Deposits
Market
Share
1 Banco Santander S.A. $2,374,341 26.37%
2 JPMorgan Chase & Co. 1,747,635 19.41
3 New York Community 1,463,811 16.26
4 Citigroup Inc. 1,108,018 12.31
5 Northfield Bancorp Inc. 685,360 7.61
6 Toronto-Dominion Bank 493,392 5.48
7 Hudson City Bancorp Inc. 319,690 3.55
8 HSBC Holdings plc 255,927 2.84
9 VSB Bancorp Inc. 190,279 2.11
10 Capital One Financial Corp. 149,526 1.66
Total for Institutions in Market $9,003,870 100.00%
ESSEX COUNTY, NJ
Rank Institution Deposits
Market
Share
1 Wells Fargo & Co. $  2,486,843 16.39%
2 Banco Santander S.A. 1,248,583 8.23
3 JPMorgan Chase & Co 1,240,708 8.18
4 PNC Financial 1,224,864 8.07
5 Valley National Bancorp 1,194,410 7.87
6 Toronto-Dominion Bank 1,108,864 7.31
7 Hudson City Bancorp Inc. 1,100,834 7.26
8 Investors Bancorp Inc. 1,094,388 7.21
9 Bank of America Corp. 1,070,349 7.05
10 New York Community 756,618 4.99
Total for Institutions in Market $15,172,430 100.00%
Source:  SNL Financial
The expansion of our franchise has enabled us to compete
very effectively against the region’s money center banks.
$  9,151,781

$263
$1,348
$3,557
$9,839
$4,175
$12,854
$5,124
$14,529
$6,308
$14,055
$6,466
$15,726
$6,554
$16,223
12/31/99
12/31/04
12/31/05
12/31/06
12/31/07
12/31/08
6/30/09

New York Community Bancorp, Inc. Page 29
(in millions)
Multi-family Loans Outstanding
All Other Loans Outstanding
Loans Outstanding
Multi-family loans:  29.9% CAGR
Total loans:  32.2% CAGR
$1,611 $17,029 $19,653
Total Loans:
$677 $6,332 $4,971 Total Originations:
$22,777
$1,676
$20,363
$4,853
While acquisitions have contributed to the growth of our loan portfolio, the bulk of our loan growth has been organic.
$22,192
$5,881
$13,396
$6,041

Total Return on Investment

2,885%
2,479%
2,059%
1,911%
717%
615%
462%
240%
213%
169%
11/23/93
12/31/99
12/31/06
12/31/07
12/31/08
6/30/09

New York Community Bancorp, Inc. Page 31
Total Return on Investment
SNL Bank & Thrift Index
(a)
NYB
(b)
14.7% 6.2% 107.5% 5.7%
Annual yield produced by $1.00 per share dividend
on shares purchased at the date indicated:
CAGR since IPO =
31.3%
(a) SNL Financial
(b) Bloomberg
As a result of nine stock splits in a span of 10 years, our charter shareholders have 2,700 shares of NYB stock for each 100 shares originally purchased.
8.4%
Notwithstanding the decline in the capital markets, our business model has created significant value for our shareholders over time.
9.4%

Improve Our Performance Metrics

- Increase our revenues
- Continue to expand our net interest margin
- Maintain a strong level of operating efficiency
- Grow our operating earnings

Strengthen Our Franchise

- Execute accretive merger transactions while enhancing the value of our franchise
- Integrate the data processing systems used by the Community and Commercial Banks

Manage Our Assets and Liabilities

- Grow our loan portfolio
- Maintain superior asset quality
- Reduce our balances of higher-cost wholesale funding and higher-cost retail deposits

Manage Our Capital

- Maintain the strength of our tangible capital measures
- Maintain our quarterly cash dividend at the current amount

New York Community Bancorp, Inc. Page 32 We are committed to building value for our investors. Our Goals

Log onto our web site:	www.myNYCB.com
E-mail requests to:	ir@myNYCB.com
Call Investor Relations at:	(516) 683-4420
Write to:	New York Community Bancorp, Inc. 615 Merrick Avenue Westbury, NY 11590

New York Community Bancorp, Inc. Page 33 8/5/2009 For More Information

New York Community Bancorp, Inc. Page 34
For the Three Months
Ended For the Years Ended December 31,
June 30, 2009 2008 2007 2006 2005 2004
(dollars in thousands) GAAP Operating GAAP Operating GAAP Operating GAAP Operating GAAP Operating GAAP Operating
Total net interest income and
non-interest income $199,874 $199,874 $691,024 $691,024 $727,622 $727,622 $650,556 $650,556 $693,068 $693,068 $737,040 $737,040
Adjustments:
Visa-related gain -- -- -- (1,647) -- -- -- -- -- -- -- --
Net gain on sale of securities -- -- -- -- -- (1,888) -- -- -- -- -- --
Loss on mark-to-market of interest
rate swaps -- -- -- -- -- -- -- 6,071 -- -- -- --
(Gain) loss on debt redemption -- -- -- (16,962) -- 1,848 -- 1,859 -- -- -- --
Loss on other-than-temporary
impairment -- 39,728 -- 104,317 -- 56,958 -- -- -- -- -- 8,209
Debt repositioning charge -- -- -- 39,647 -- -- -- -- -- -- -- --
Balance sheet repositioning charge -- -- -- -- -- -- -- -- -- -- -- 157,215
Gain on sale of bank-owned property -- -- -- -- -- (64,879) -- -- -- -- -- --
Adjusted total net interest income
and non-interest income $199,874 $239,607 $691,024 $816,379 $727,622 $719,661 $650,556 $658,486 $693,068 $693,068 $737,040 $902,464
Operating expenses $101,927 $101,927 $320,818 $320,818 $299,575 $299,575 $256,362 $256,362 $236,621 $236,621 $193,632 $193,632
Adjustments:
FDIC special assessment -- (13,952) -- -- -- -- -- -- -- -- -- --
Merger-related charge -- -- -- -- -- (2,245) -- (5,744) -- (36,588) -- --
Litigation settlement charge -- -- -- (3,365) -- -- -- -- -- -- -- --
VISA litigation charge -- -- -- -- -- (1,000) -- -- -- -- -- --
Retirement charge -- -- -- -- -- -- -- (3,072) -- -- -- --
Adjusted operating expenses $101,927 $  87,975 $320,818 $317,453 $299,575 $296,330 $256,362 $247,546 $236,621 $200,033 $193,632 $193,632
Efficiency ratio 51.00% 36.72% 46.43% 38.89% 41.17% 41.18% 39.41% 37.59% 34.14% 28.86% 26.27% 21.46%
Reconciliation of GAAP and Operating Efficiency
Ratios
The following table presents reconciliations of the Company’s GAAP and operating efficiency ratios for the years ended December 31, 2004, 2005,
2006, 2007, and 2008 and for the three months ended June 30, 2009.

New York Community Bancorp, Inc. Page 35
Reconciliation of GAAP and Non-GAAP Capital
Measures
June 30, December 31,
(dollars in thousands)
2009 2008 2007 2006 2005 2004
Total stockholders’ equity $ 4,210,666 $  4,219,246 $  4,182,313 $  3,689,837 $  3,324,877 $  3,186,414
Less: Goodwill (2,436,401) (2,436,401) (2,437,404) (2,148,108) (1,980,689) (1,951,438)
Core deposit intangibles (76,617) (87,780) (111,123) (106,381) (86,533) (87,553)
Tangible stockholders’ equity $ 1,697,648 $  1,695,065 $  1,633,786 $  1,435,348 $  1,257,655 $  1,147,423
Total assets $32,860,123 $32,466,906 $30,579,822 $28,482,370 $26,283,705 $24,037,826
Less: Goodwill (2,436,401) (2,436,401) (2,437,404) (2,148,108) (1,980,689) (1,951,438)
Core deposit intangibles (76,617) (87,780) (111,123) (106,381) (86,533) (87,553)
Tangible assets $30,347,105 $29,942,725 $28,031,295 $26,227,881 $24,216,483 $21,998,835
Stockholders’ equity to total assets 12.81% 13.00% 13.68% 12.95% 12.65% 13.26%
Tangible stockholders’ equity to tangible assets 5.59% 5.66% 5.83% 5.47% 5.19% 5.22%
Tangible stockholders’ equity $1,697,648 $1,695,065 $1,633,786 $1,435,348 $1,257,655 $1,147,423
Accumulated other comprehensive loss, net of tax 76,301 87,319 21,315 68,053 55,857 40,697
Adjusted tangible stockholders’ equity $1,773,949 $1,782,384 $1,655,101 $1,503,401 $1,313,512 $1,188,120
Tangible assets $30,347,105 $29,942,725 $28,031,295 $26,227,881 $24,216,483 $21,998,835
Accumulated other comprehensive loss, net of tax 76,301 87,319 21,315 68,053 55,857 40,697
Adjusted tangible assets $30,423,406 $30,030,044 $28,052,610 $26,295,394 $24,272,340 $22,039,532
Adjusted tangible stockholders’ equity to adjusted
tangible assets 5.83% 5.94% 5.90% 5.72% 5.41% 5.39%
The following table presents reconciliations of the Company’s stockholders’ equity, tangible stockholders’ equity, and adjusted tangible stockholders’
equity; total assets, tangible assets, and adjusted tangible assets; and the related capital measures at December 31, 2004, 2005, 2006, 2007, and 2008 and June 30, 2009:
Please see the following page for reconciliations at December 31, 1999, 2000, 2001, 2002, and 2003.

New York Community Bancorp, Inc. Page 36
The following table presents reconciliations of the Company’s stockholders’ equity, tangible stockholders’ equity, and adjusted tangible stockholders’
equity; total assets, tangible assets, and adjusted tangible assets; and the related capital measures at December 31, 1999, 2000, 2001, 2002, and
2003:
December 31,
(dollars in thousands)
2003 2002 2001 2000 1999
Total stockholders’ equity $  2,868,657 $1,323,512 $  983,134 $  307,410 $137,141
Less: Goodwill (1,918,353) (624,518) (614,653) (118,070) --
Core deposit intangibles (98,993) (51,500) (57,500) -- --
Tangible stockholders’ equity $     851,311 $   647,494 $  310,981 $  189,340 $137,141
Total assets $23,441,337 $11,313,092 $9,202,635 $4,710,785 $1,906,835
Less: Goodwill (1,918,353) (624,518) (614,653) (118,070) --
Core deposit intangibles (98,993) (51,500) (57,500) -- --
Tangible assets $21,423,991 $10,637,074 $8,530,482 $4,592,715 $1,906,835
Stockholders’ equity to total assets 12.24% 11.70% 10.68% 6.53% 7.19%
Tangible stockholders’ equity to tangible assets 3.97% 6.09% 3.65% 4.12% 7.19%
Tangible stockholders’ equity $851,311 $647,494 $310,981 $189,340 $137,141
Accumulated other comprehensive loss (gain), net of tax 34,640 (34,852) (3,715) (820) --
Adjusted tangible stockholders’ equity $885,951 $612,642 $307,266 $188,520 $137,141
Tangible assets $21,423,991 $10,637,074 $8,530,482 $4,592,715 $1,906,835
Accumulated other comprehensive loss (gain), net of tax 34,640 (34,852) (3,715) (820) --
Adjusted tangible assets $21,458,631 $10,602,222 $8,526,767 $4,591,895 $1,906,835
Adjusted tangible stockholders’ equity to adjusted tangible assets 4.13% 5.78% 3.60% 4.11% 7.19%
Reconciliation of GAAP and Non-GAAP Capital
Measures

New York Community Bancorp, Inc. Page 37
Reconciliation of Net Interest Income and Adjusted
Net Interest Income
For the Three Months Ended June 30,
2009 2008
Average Average
(dollars in thousands) Average Yield/ Average Yield/
Balance Interest Cost Balance Interest Cost
Assets:
Interest-earning assets:
Mortgage and other loans, net $22,382,786 $321,640 5.75% $20,478,132 $310,396 6.07%
Securities and money market investments 6,035,990 80,056 5.31 6,214,920 82,904 5.34
Total interest-earning assets 28,418,776 401,696 5.65 26,693,052 393,300 5.90
Non-interest-earning assets 3,958,436 3,871,259
Total assets $32,377,212 $30,564,311
Interest-bearing deposits:
NOW and money market accounts $  4,038,172 $   7,314 0.73% $  3,010,497 $  13,144 1.76%
Savings accounts 2,699,431 3,565 0.53 2,601,991 5,869 0.91
Certificates of deposit 6,295,936 44,617 2.84 6,401,287 65,799 4.13
Total interest-bearing deposits 13,033,539 55,496 1.71 12,013,775 84,812 2.84
Borrowed funds 13,696,028 128,615 3.77 12,806,797 177,938 5.59
Total interest-bearing liabilities 26,729,567 184,111 2.76 24,820,572 262,750 4.26
Non-interest-bearing deposits 1,217,281 1,410,106
Other liabilities 239,840 136,340
Total liabilities 28,186,688 26,367,018
Stockholders’ equity 4,190,524 4,197,293
Total liabilities and stockholders’ equity $32,377,212 $30,564,311
Net interest income/interest rate spread
$217,585 2.89% $130,550 1.64%
Net interest-earning assets/net interest margin $1,689,209
3.06% $1,872,480
1.94%
Ratio of interest-earning assets to interest-bearing
liabilities 1.06x 1.08x
The following table presents an analysis of the Company’s net interest income on a GAAP basis for the three months ended June 30, 2008 and 2009.
Please see the following page for an analysis of the Company’s adjusted net interest income (i.e., excluding the impact of the $39.6 million debt repositioning charge) in the three months ended June 30,
2008, as compared to its GAAP net interest income for the three months ended June 30, 2009.
and Stockholders’ Equity: Liabilities

New York Community Bancorp, Inc. Page 38
The following table presents an analysis of the Company’s second quarter 2008 net interest income as if the aforementioned $39.6 million debt repositioning charge had not been recorded.  Although such adjusted net interest income is not a measure of performance calculated in accordance with GAAP, we believe that it is an important indication of our ability to generate net interest income through our fundamental banking business and therefore provides useful supplemental information to both management and investors in evaluating the Company’s financial results.
The following line items are presented in the adjusted net interest income analysis for the three months ended June 30, 2008 absent the impact of the debt repositioning charge:  interest expense on borrowed funds; cost of borrowed funds; interest expense on average interest-bearing liabilities; cost of funds; net interest income, interest rate spread, and net interest margin. No adjustments have been made to these items for the three months ended June 30, 2009.
None of these adjusted items should be considered in isolation or as a substitute for net interest income or its component measures.  Moreover, the manner in which we have calculated our adjusted net interest  income may differ from that of other companies that may report a measure with a similar name.
Reconciliation of Net Interest Income and Adjusted
Net Interest Income
For the Three Months Ended June 30,
2009 2008
Average Average
(dollars in thousands) Average Yield/ Average Yield/
Balance Interest Cost Balance Interest Cost
Assets:
Interest-earning assets:
Mortgage and other loans, net $22,382,786 $321,640 5.75% $20,478,132 $310,396 6.07%
Securities and money market investments 6,035,990 80,056 5.31 6,214,920 82,904 5.34
Total interest-earning assets 28,418,776 401,696 5.65 26,693,052 393,300 5.90
Non-interest-earning assets 3,958,436 3,871,259
Total assets
$32,377,212
$30,564,311
Interest-bearing deposits:
NOW and money market accounts $  4,038,172 $    7,314 0.73% $  3,010,497 $  13,144 1.76%
Savings accounts 2,699,431 3,565 0.53 2,601,991 5,869 0.91
Certificates of deposit 6,295,936 44,617 2.84 6,401,287 65,799 4.13
Total interest-bearing deposits 13,033,539 55,496 1.71 12,013,775 84,812 2.84
Borrowed funds 13,696,028 128,615 3.77 12,806,797 138,291 4.34
Total interest-bearing liabilities 26,729,567 184,111 2.76 24,820,572 223,103 3.61
Non-interest-bearing deposits 1,217,281 1,410,106
Other liabilities 239,840 136,340
Total liabilities 28,186,688 26,367,018
Stockholders’ equity 4,190,524 4,197,293
Total liabilities and stockholders’ equity
$32,377,212 $30,564,311
Net interest income/interest rate spread
$217,585 2.89% $170,197 2.29
%
Net interest-earning assets/net interest margin $1,689,209
3.06%
$1,872,480
2.54%
Ratio of interest-earning assets to interest-bearing
liabilities 1.06x 1.07x
Liabilities and
Stockholders’
Equity:

New York Community Bancorp, Inc. Page 39
The following table presents a reconciliation of the Company’s GAAP and operating earnings for the three months ended June 30, 2008 and 2009:
Reconciliation of GAAP and Operating Earnings
For the Three Months Ended June 30,
(in thousands, except per share data)
2009 2008
GAAP Earnings (Loss) $ 56,448 $(154,783)
Adjustments to GAAP earnings (loss):
FDIC special assessment 13,952 --
Loss on other-than-temporary impairment of securities 39,728 49,595
Debt repositioning charge -- 325,016
Litigation settlement charge -- 3,365
Income tax effect (21,075) (148,077)
Operating earnings $ 89,053 $   75,116
Diluted GAAP Earnings (Loss) per Share $0.16 $(0.47)
Adjustments to diluted GAAP earnings (loss) per share:
FDIC special assessment 0.03 --
Loss on other-than-temporary impairment of securities 0.07 0.09
Debt repositioning charge -- 0.60
Litigation settlement charge -- 0.01
Diluted operating earnings per share $0.26 $  0.23